Exhibit 99.2
ManpowerGroup Second Quarter Results July 21, 2014

ManpowerGroup | July 2014 * Forward-Looking Statements This presentation contains statements, including financial projections, that are forward-looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2013, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward-looking statements. *

ManpowerGroup | July 2014 * As Reported Excluding PY Restructuring Charges Q2 Financial Highlights 6% 6% Revenue $5.3B 4% CC 4% CC Revenue $5.3B 30 bps 30 bps Gross Margin 16.9% 46% 27% Operating Profit $187M 43% CC 24% CC Operating Profit $187M 100 bps 60 bps OP Margin 3.5% 55% 29% EPS $1.35 52% CC 26% CC EPS $1.35 Excludes the impact of restructuring charges of $20.0M in Q2 2013. Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site. Consolidated Financial Highlights (1)

ManpowerGroup | July 2014 * EPS Bridge – Q2 vs. Guidance Midpoint

ManpowerGroup | July 2014 * Consolidated Gross Margin Change

ManpowerGroup | July 2014 * Growth in CC % Business Line Gross Profit – Q2 2014 █ Manpower █ Experis █ ManpowerGroup - Total █ ManpowerGroup Solutions █ Right Management

ManpowerGroup | July 2014 * SG&A Expense Bridge – Q2 YoY (in millions of USD) Productivity Gain 13.3% % of Revenue 13.7% % of Revenue

ManpowerGroup | July 2014 * SG&A Expense Bridge – Q2 YTD YoY (in millions of USD) Productivity Gain 13.7% % of Revenue 14.2% % of Revenue

ManpowerGroup | July 2014 * Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. As Reported Excluding Non-Recurring Items Q2 Financial Highlights 1% 1% Revenue $1.2B 5% CC 5% CC Revenue $1.2B 3% 12% OUP $44M 6% CC 15% CC OUP $44M 10 bps 50 bps OUP Margin 3.8% (1) Americas Segment (22% of Revenue) Included in these amounts is the US, which had revenue of $776M (+4%) and OUP of $29.7M (-3%, or +12% excluding the impact of non-recurring items). Excludes the impact of the US legal charge of $9.0M in Q2 2014 and restructuring charges of $4.4M in Q2 2013. (2)

ManpowerGroup | July 2014 * Americas – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

ManpowerGroup | July 2014 * As Reported Excluding PY Restructuring Charges Q2 Financial Highlights 9% 9% Revenue $2.0B 4% CC 4% CC Revenue $2.0B 69% 60% OUP $96M 62% CC 53% CC OUP $96M 180 bps 160 bps OUP Margin 4.9% Southern Europe Segment (37% of Revenue) Included in these amounts is France, which had revenue of $1.4B (+2% CC) and OUP of $71.9M (+68% CC, or +60% excluding the impact of restructuring charges in Q2 2013). Excludes the impact of restructuring charges of $3.2M in Q2 2013. (1) (2)

ManpowerGroup | July 2014 * Southern Europe – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) On an organic basis, Spain revenue increased 28% (22% in CC). (1)

ManpowerGroup | July 2014 * As Reported Excluding PY Restructuring Charges Q2 Financial Highlights 9% 9% Revenue $1.5B 5% CC 5% CC Revenue $1.5B 39% 9% OUP $46M 34% CC 5% CC OUP $46M 60 bps 0 bps OUP Margin 3.0% Northern Europe Segment (29% of Revenue) Excludes the impact of restructuring charges of $9.3M in Q2 2013. (1)

ManpowerGroup | July 2014 * Northern Europe – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

ManpowerGroup | July 2014 * As Reported Excluding PY Restructuring Charges Q2 Financial Highlights 5% 5% Revenue $594M 2% CC 2% CC Revenue $594M 3% 1% OUP $21M 6% CC 4% CC OUP $21M 20 bps 20 bps OUP Margin 3.5% APME Segment (11% of Revenue) Excludes the impact of restructuring charges of $0.3M in Q2 2013. (1)

ManpowerGroup | July 2014 * APME – Q2 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue

ManpowerGroup | July 2014 * Right Management Segment (1% of Revenue) As Reported Excluding PY Restructuring Charges Q2 Financial Highlights 1% 1% Revenue $80M 3% CC 3% CC Revenue $80M 72% 27% OUP $13M 72% CC 27% CC OUP $13M 680 bps 360 bps OUP Margin 16.0% Excludes the impact of restructuring charges of $2.6M in Q2 2013. (1)

ManpowerGroup | July 2014 * Cash Flow Summary – 6 Months YTD

ManpowerGroup | July 2014 * Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) 2014

ManpowerGroup | July 2014 * Credit Facilities – June 30, 2014 (in millions of USD) (1) (2)

ManpowerGroup | July 2014 * Third Quarter Outlook Revenue Total Up 5-7% (Up 4-6% CC) Americas Up 4-6% (Up 6-8% CC) Southern Europe Up 5-7% (Up 3-5% CC) Northern Europe Up 10-12% (Up 6-8% CC) APME Flat/Up 2% (Flat/Up 2% CC) Right Management Right Management Flat/Down 2% (Down 2-4% CC) Gross Profit Margin Gross Profit Margin 16.5 – 16.7% Operating Profit Margin Operating Profit Margin 3.7 – 3.9% Tax Rate Tax Rate 39% EPS EPS $1.46 – $1.54 (favorable $0.02 currency)

ManpowerGroup | July 2014 * Where are we on our journey to 4%... TTM (Trailing Twelve Months) EBITA margin of 3.4%. 100 basis point gain since 2012 and ahead of our expectations. TTM EBITA of $712M is at an all-time record and TTM EBITA margin is the highest in more than 15 years. Above analysis excludes restructuring charges and other non-recurring items in all periods. As introduced in February 2013

ManpowerGroup | July 2014 * Highlights Strong second quarter execution Positive revenue momentum continued in major geographies Committed to driving profitable growth and strong operating leverage Experis and ManpowerGroup Solutions well positioned to meet increasing client needs Management transition smooth and on track

ManpowerGroup | July 2014 * * ManpowerGroup | July 2014 Questions